                                                       EXHIBIT 10.33
                              QUANTUM CORPORATION


_
_
_
_
_                         LEASE AGREEMENT
_
_                   WESTERN MANUFACTURING WING
_
_
_
_1.   PARTIES
_
_     This Lease, dated this 31st day of August, 1995, is entered
_into between CRAY COMPUTER CORPORATION, a Delaware corporation _("Landlord"), whose address is 1110 Bayfield Road, P.O. Box _17500, Colorado Springs, CO 80935, and QUANTUM CORPORATION, a _Delaware corporation ("Tenant"), whose address is 500 McCarthy _Drive, Milpitas, CA 95035.
_
_2.   PREMISES
_
_     Landlord hereby leases to Tenant, and Tenant hereby leases
_from Landlord, those certain premises shown in cross-hatch on the _plan attached hereto as EXHIBIT A (hereinafter referred to as the _"Premises"), and hereby by reference thereto made a part hereof. _The Premises consist of approximately 128,000 rentable square _feet inclusive of the western wing or section of that certain _building known as the Cray Computer Corporation building located _at 1110 Bayfield Road, Colorado Springs, Colorado, and _approximately 26.4891 acres of land, all as shown on EXHIBIT A _attached hereto and legally described on EXHIBIT B attached _hereto (the "Project"). The Project does not include the vacant _land which is owned by Cray and which is adjacent to the Premises _and, accordingly, no Additional Rent shall be payable with _respect to said vacant land. Tenant shall also have the right to _use in conjunction with other tenants in the building, all common _facilities in the Project including hallways, conference rooms, _restroom facilities, elevators and stairs.
_
_     Said letting is upon and subject to the terms, covenants and
_conditions herein set forth, and Tenant covenants as a material _part of the consideration for this Lease, to keep and perform _each and all of the terms, covenants and conditions by it to be _kept and performed, and that this Lease is made upon the _condition of such performance.
_
_3.   USE
_
_     (a)  The Premises are to be used for general office purposes
_the design and manufacture of electronic components, chips, semi- _conductors and parts, and the assembly and storage of same, and _all uses appurtenant to any of the foregoing from time to time _hereafter, and for no other purpose without the prior written _consent of Landlord. Tenant shall be deemed at all times to be _in compliance with all terms and conditions of this paragraph _3(a) so long as Tenant's use of the Premises shall be _substantially similar to the use of the Premises by Landlord _prior to the commencement Date.
_
_     (b)  Tenant shall not use, or permit said Premises or any
_part thereof to be used, for any purpose or purposes other than _the purposes for which the said Premises are leased; and no use _shall be made or permitted to be made of the Premises, nor acts _done, which will increase the existing rate of insurance upon the _Project, or cause a cancellation of any insurance policy covering _the Project, or any part thereof (and Landlord represents and _warrants that Tenant's use of the Premises permitted in _paragraph 3(a) above shall not cause any such termination), nor _shall Tenant sell, or permit to be kept, used or sold in or about _the Premises any article which may be prohibited by Landlord's _insurance policies. Tenant shall not commit, or suffer to be _committed, any waste upon the Premises or any public or private _nuisance, or other act or thing which may disturb the quiet _enjoyment of any other tenant at the Project, nor without _limiting the generality of the foregoing, shall Tenant allow the _Premises to be used for any improper, immoral, unlawful or _objectionable purpose, nor shall Tenant use any apparatus, _machinery or device in or about the Premises which shall make any _noise or set up any vibration which impairs the use of the _Project by other tenants at the Project.
_
_     (c)  Tenant shall not use the Premises or permit anything to
_be done in or about the Premises which will in any material way _conflict with any applicable law, statute, ordinance or _government rule or regulation now in force or which may hereafter _be enacted or promulgated, unless the continuation of such use is _permitted thereunder. Tenant shall, at it sole cost and expense, _promptly and substantially comply with all laws, statutes, _ordinances and governmental rules, regulations or requirements _now in force or which may hereafter be in force, and with the _requirements of any board of fire underwriters or other similar _body now or hereafter constituted relating to or affecting the _conditions, use or occupancy of the Premises, but Tenant shall _not be required to alter the physical improvements in the _Premises or make structural changes to the Project, which _alterations and changes shall remain the responsibility of the _Landlord and shall be made at Landlord's sole cost and expense.
_
_     (d)  Tenant will not at any time, without obtaining
_Landlord's prior written consent, conduct or permit any fire, _bankruptcy or auction sale at the Premises; or park, operate, _load or unload any truck or other delivery vehicle any place _other than the loading area designated for such use; or use the _plumbing facilities for any purpose other than that for which _they were constructed, or dispose of any foreign substance _therein other than in conformity with applicable laws and _permits; or install any amplifiers, loudspeakers, phonographs, _microphones, or similar devices for any purpose, or use any _advertising medium, which may be heard or seen outside of the _building; permit any rubbish or garbage to accumulate on the _Premises in other than rubbish removal areas; or install, _maintain, alter or operate any sign or display visible to public _view inside or outside the Project, except as provided in the _section entitled "SIGNAGE" contained herein; or store materials, _supplies, equipment or other materials outside the Project or _outside of the Premises.
_
_     (e)  Tenant will not, at any time, deface or injure any
_portion of the Premises; or burn anything in or about the _Premises except in connection with the permitted use of the _Premises hereunder; or keep or display any merchandise or other _object on, or otherwise obstruct any sidewalks, stairways, _walkways, streets, parks or parkways; or use or permit the use of _any portion of the Premises as living quarters, sleeping rooms or _for similar uses.
_
_4.   RENT
_
_     Tenant shall pay to Landlord, without offset, deduction,
_notice, or demand, rent ("Rent") for the Premises as follows:
_
_          (a)  BASE RENT.  Tenant shall pay to Landlord as rent
_during the Primary Lease Term the amounts and the rates as
_follows:
_
_          Rental for the Primary Lease Term shall be $2,248,000
_          ("Base Rent") payable in advance upon execution of this
_          Lease by Landlord.
_
_Rent shall be payable in advance, on or before the first day of _each and every calendar month during the term hereof. Base Rent _shall be paid to Landlord in lawful money of the United States of _America at the address of Landlord set forth in Section 1 hereof, _or such place as Landlord may from time to time designate in _writing. Notwithstanding anything herein to the contrary, in the _event the term of this Lease ends on a day other than the last _day of a calendar month, then upon the first day of the last _calendar month of the term hereof, Tenant shall pay to Landlord, _as rental for the period from said first day of the last calendar _month to and including the last day of the term hereof, that _proportion of the monthly rental which the number of days between _said first day of said calendar month and the last day of the _term of said Lease bears to the actual number of days in said _month.
_
_          (b)  ADDITIONAL RENT.  Tenant covenants and agrees to
_pay an Additional Rent amount equal to Tenant's proportionate _share ("Tenant's Proportionate Share") of the amount of "Direct _Operating Expense" and "Real Estate Taxes" (as said terms are _hereinafter defined) incurred for the year 1995 and each year _thereafter during the Term of this Lease, but in no event shall _such terms include unpaid expenses or taxes for years prior to _1995. Additional Rent shall be paid to the management company _which is a party to the Management Agreement ("Management _Company") to be held separate from Landlord's funds for the _purposes set forth herein.
_
_               (i) DIRECT OPERATING EXPENSE: All direct costs of
_operation and maintenance of the Project determined by standard _accounting practices according to GAAP which shall include the _following costs by way of illustration, but shall not be limited _to: fees paid to the Management Company pursuant to the _Management Agreement, as hereinafter defined, payroll charges _and/or taxes and workmen's compensation but only for personnel _employed by the Management Company to work solely with respect to _the Project or a pro rata share of such items if the personnel _are employed to work on buildings other than the Project, _insurance, electricity, lamps, florescent tubes, ballasts, steam, _fuel, utility taxes, water (including sewer charges and/or _rental), casualty and liability insurance, repairs and cleaning _fees, security system and burglar alarm costs for the existing _system and alarm, service contracts with independent contractors, _telephone, stationery, and equipment necessary for the _maintenance and operation of the Project. "Direct Operating _Expenses" shall not include depreciation on the Project or _equipment therein, loan payments, real estate brokers _commissions, capital expenditures or tenant finish expenses for _other Tenants. Concurrently herewith, Landlord has entered into _the Management Agreement with Koll, The Real Estate Services _Company, dated August 31, 1995, a copy of which is attached _hereto as EXHIBIT C (the "Management Agreement").
_
_          Landlord will not take any action, except actions
_required by law, which will materially increase the amount of _Direct Operating Expenses at the Project over the amount of such _expenses for the calendar year 1994.
_
_               (ii) REAL ESTATE TAXES shall mean and include all
_general and special taxes and assessments levied upon or assessed _against the Project. If at any time during the term of this _Lease, the method of taxation of real estate prevailing at the _time of execution hereof shall be or has been altered so as to _cause the whole or any part of the taxes now or hereafter levied, _assessed or imposed on real estate to be levied, assessed or _imposed upon Landlord wholly or partially as a capital levy or _measured by the rents received therefrom, then such new or _altered taxes attributable to the Premises shall be deemed to be _included within the term "Real Estate Taxes" for the purposes of _this paragraph, except that such shall not be deemed to include _any enhancement of said tax attributable to other income or other _ownerships of Landlord. Tenant shall in no event be responsible _to reimburse Landlord for any general income tax liabilities _incurred by Landlord nor any franchise, excise, sales or excess _profits tax levied upon or assessed against Landlord.
_
_          Tenant shall have the right, by itself or together with
_other tenants of the Project, and at its expense, to contest the _validity of and seek an abatement of the Real Estate Taxes in the _name of the Landlord, and the Landlord agrees to cooperate with _Tenant in any such contest and in connection therewith shall make _available to Tenant such information and shall execute such _authorizations or instruments as Tenant may reasonably request. _The proceeds of any abatement award shall be applied first to _reimburse the parties for the costs and expenses, including _attorney's fees, of obtaining such abatement; second, to _reimburse Tenant and other tenants in the Project for any _payments made to the Landlord which were attributable to the _increased taxes; and, third, to the Landlord.
_
_               (iii) The Tenant shall pay the amount of Direct
_Operating Expenses and Real Estate Taxes multiplied by a _fraction, the numerator of which is the Tenant's approximate _rentable square footage and denominator of which is the square _footage contained in the Project, which contains approximately _168,000 rentable square feet. The tenant's rentable square _footage is agreed to be 128,000 square feet, which constitutes _76.20% of the Project, except if all tenants in the Project agree _otherwise with the Management Company which agreement shall not _be binding upon Landlord but shall be effective between and among _the tenants at the Project.
_
_               Landlord shall give to Tenant on or before the
_first day of January of each year during the Term a statement of _the estimated Additional Rent payable by Tenant hereunder, but _failure by Landlord to give such statement by said date shall not _constitute a waiver by Landlord of its right to collect _Additional Rent. The amount so estimated shall be divided into _twelve (12) equal installments, and Tenant shall pay the Landlord _an amount equal to 1/12th of such estimate on or before the first _day of each calendar month of each such year. Upon receipt by _Landlord of the actual statements for Direct Operating Expenses _and Real Estate Taxes for the year, Landlord shall refund any _excess of the estimated monthly payments of Additional Rental _paid hereunder or Tenant shall pay Tenant's Proportionate Share _of the amount by which the actual statements exceed the estimated _monthly payments. Tenant upon prior written notice to Landlord _shall be entitled to inspect Landlord's books and records for the _Project (which Landlord agrees to maintain for a period of not _less than five (5) years after the end of the applicable calendar _year) as contemplated herein. Such right of inspection shall be _limited to two (2) semi-annual inspections per year and Tenant _shall not be entitled to withhold or delay the payment of _Additional Rent until Tenant inspects or completes its inspection _of Landlord's books and records.
_
_               (iv) Even if the Term has expired and Tenant has
_vacated the Premises when the final determination is made of _Tenant's share of Direct Operating Expenses and/or Real Estate _Taxes for the year in which this Lease terminates, Tenant shall _immediately pay any such amounts due to Landlord.
_
_               (v) In the event that the Commencement Date of
_this Lease shall be a day other than the first day of the year or _if the term of this Lease shall expire or be terminated on a day _other than the last day of the year, then the Additional Rent due _hereunder for the then current year shall be reasonably estimated _by Landlord and shall be prorated and payable by Tenant on a _monthly basis as set forth in subparagraph (iii) of this _paragraph 4.
_
_          (c)  LATE CHARGE.  Tenant agrees that in the event any
_payment or installment of Additional Rent hereunder is not paid _on or before the tenth day of each month, Tenant shall pay to _Landlord a rental delinquency charge of One Hundred Dollars _($100.00), which sum shall be due and payable upon such default. _Any rent or sums due from Tenant which are more than one (1) _month delinquent shall bear interest at the rate of 12% per annum _from the due date.
_
_5.   PREPARATION AND ACCEPTANCE OF PREMISES
_
_     (a)  Landlord agrees that Tenant may cause the Premises to
_be modified in accordance with the plans, specifications and _agreement approved by both parties and attached hereto as _EXHIBIT C and made a part of this Lease. The work required to _complete the Premises to the Tenant's specifications shall be _completed at the cost and expense of Tenant.
_
_     Landlord represents that the Premises are suitable for
_purposes for which they are intended. Neither Landlord nor _Landlord's agents have made any other representations, warranties _or promises with respect to the physical condition of the _Project, the land upon which it is erected, or the Premises, or _any matter or thing affecting or related to the Premises except _as herein expressly set forth in this Lease.
_
_     (b)  The "Commencement Date" of this Lease is September 1,
_1995. The Tenant, by taking possession of the Premises, shall be _deemed to have agreed that the Premises are then in a _satisfactory order, repair and condition, except as set forth on _a list prepared by Landlord and Tenant prior to occupancy and _Tenant shall provide Landlord, upon request, a written _acknowledgement of acceptance.
_
_6.   TERM
_
_     This Lease shall have a term of two years ("Primary Lease
_Term"), commencing on the Commencement Date. If the Commencement _Date is not the first day of the month, Rent for the month in _which the Commencement Date occurs shall be prorated based on the _number of days during such month that the term is in effect. The _first full monthly installment of rent shall be due on the first _day of the next month and after the expiration of the number of _years of the Primary Lease Term, the term shall be extended on _the last day of the same month in which the Commencement Date of _the Primary Lease Term occurred, it being the intent of the _parties that the Primary Lease Term expire on the last day of a _month. If, after the expiration of this Lease, Tenant shall _remain in possession of the Premises the possession shall be _pursuant to the Holdover Term as provided in Section 7 below. The _Primary Lease Term and the Holdover Term are collectively _referred to as the Combined Term.
_
_7.   HOLDOVER TERM
_
_     Provided that (i) Tenant is not in default hereunder at the
_end of the Primary Lease Term beyond any grace period applicable _thereto or (ii) neither Landlord nor Tenant has given to the _other a notice at least twelve (12) months prior to the end of _the Primary Lease Term in the case of the Landlord's notice or _thirteen (13) months prior to the end of the Primary Lease Term _in the case of the Tenant's notice terminating this Lease as of _the end of the Primary Lease Term, Tenant may continue in _possession of the Premises and this Lease shall be extended for _an additional term of three (3) years (the "Holdover Term"). The _terms and conditions of this Lease will govern the Holdover Term _except that the Base Rent shall be $720,000.00 per annum payable _in monthly installments of $60,000.00 per month.
_
_     This Lease may be terminated during the Holdover Term but
_not the Primary Lease Term by either Tenant or Landlord by _election in writing to terminate, which election may be made _during the Primary Lease Term or the Holdover Term. The _termination date of this Lease shall be thirteen (13) months _following the date of a notice of election to terminate from _Tenant and twelve (12) months following the date of a notice of _election to terminate from Landlord.
_
_8.   SECURITY DEPOSIT
_
_     The prepaid rent paid hereunder is not a security deposit.
_If Tenant defaults with respect to any provisions of this Lease, _including but not limited to the provisions relating to the _payment of Rent, Landlord may apply any part of the prepaid rent _to the payment of any sum in default, accrued interest, late _payment fees, or for the payment of or to compensate Landlord for _any other loss or damage which Landlord may suffer by reason of _Tenant's default. Landlord shall not be required to keep the _prepaid rent separate from its general funds, and Tenant shall _not be entitled to a return of prepaid rent in any event or _interest on the prepaid rent.
_
_8.A. PUT
_
_     In the event that a tenant at the Project gives to the
_Landlord a notice of termination under the paragraph entitled _"Holdover Term" contained in such tenant's lease, Landlord shall _notify the Tenant of the fact of the notice of termination and _the anticipated date of vacation of the Project by the vacating _tenant. Tenant shall have thirty (30) days after the date of the _notice from the Landlord to agree to rent the premises of the _vacating tenant (the "Additional Premises") on the same terms and _conditions as rented to the vacating tenant. In the event that _the Tenant elects to occupy the Additional Premises of the _vacating tenant, the Tenant will accept all and not less than all _of the Additional Premises. The Additional Premises shall be _added to the Premises hereunder and the rent and terms and _conditions of this Lease shall control except for amendments to _add the Rent for the Additional Premises and Additional Premises _to the Premises hereunder. Nothing contained herein shall affect _the Tenant's or the Landlord's rights to terminate this Lease _including the Additional Premises under the paragraph entitled _"Holdover Term" below.
_
_9.   ENVIRONMENTAL MATTERS
_
_     (a)  ENVIRONMENTAL COMPLIANCE.  Tenant and its agents and
_employees shall use the Premises and conduct any operations _thereon in compliance with all applicable federal, state and _local environmental health and safety statutes, regulations, _ordinances and any permits, approvals or judicial or _administrative orders issued thereunder ("Environmental Laws").
_
_     (b)  ENVIRONMENTAL HAZARDS.  Tenant covenants that:
_
_          (i) No Hazardous Substances other than those required
_in connection with the Tenant's business which will be handled _and disposed of in accordance with all Environmental Laws shall _be generated, treated, stored or disposed of, or otherwise _deposited in or located on the Premises or the Project by Tenant _or anyone for whom Tenant is legally responsible, including _without limitation, the surface and subsurface waters of the _Premises;
_
_          (ii) No activity shall be undertaken on the Premises or
_the Project by Tenant or anyone for whom Tenant is legally _responsible, which would cause:
_
_               a.   the Project or the Premises to become a
_hazardous waste treatment, storage or disposal facility within _the meaning of, or otherwise cause the Premises to be in _violation of the Resource Conservation and Recovery Act of 1976 _("RCRA"), 42 U.S.C. Section 6901 et seq., or any similar state _law or local ordinance;
_
_               b.   a release or threatened release from any
_source on the Project or the Premises of Hazardous Substances _from the Premises within the meaning of, or otherwise cause the _Premises to be in violation of, the Comprehensive Environmental _Response Compensation and Liability Act, as amended ("CERCLA"), _42 U.S.C. Section 9601 et seq. or any similar law or local _ordinance or any other environmental law; or
_
_               c.   the discharge of pollutants or effluents into
_any water source or system, or the discharge into the air of any _emissions, without the appropriate permit under the Federal Water _Pollution Control Act ("FWPCA"), 33 U.S.C. Section 1251 et seq. _or the Clean Air Act ("CAA"), 42 U.S.C. Section 7401 et seq., or _any similar state law or local ordinance;
_
_          (iii) Under no circumstances will Tenant act as or be
_deemed to be the owner or operator of the underground storage _tank located on the Premises containing diesel fuel used to power _the emergency generator. Tenant will not be responsible for _care, maintenance, filling, testing, or any other activity _associated with the tank. Pursuant to the terms of the indemnity _specified in this Lease, Landlord assumes all responsibilities of _ownership and operation of the tank and all liabilities arising _therefrom, except for Tenant's negligence.
_
_          (iv) The provisions of this Section shall not prohibit
_the use, storage, and disposal by Tenant of reasonable and _necessary quantities of office equipment, supplies and other _substances normally utilized by businesses engaged in the uses _permitted hereunder, provided such use, storage, and disposal _shall comply with all Environmental Laws.
_
_     Further, Landlord agrees that it will incorporate into any
_lease of space within the Project, a provision requiring any _tenant to perform obligations substantially similar to those _contained in this paragraph 9.
_
_     For purposes of this Lease, "Hazardous Substances" shall
_mean any and all hazardous or toxic substances, hazardous _constituents, contaminants, wastes, pollutants or petroleum _(including without limitation crude oil or any fraction thereof), _including without limitation hazardous or toxic substances, _pollutants and/or contaminants as such terms are defined in _Environmental Laws including any modification or amendments of _Environmental Laws as may occur during the Combined Term. _Notwithstanding the foregoing to the contrary, Tenant shall not _be responsible for the removal of any Hazardous Substances on or _within the Premises or the Project which are addressed or listed _in the attached Phase I and Phase II report attached hereto as _Schedule I, including Hazardous Substances which are identified _in the Phase I or Phase II report as probable to migrate to the _Premises from an identified source (the "Pre-existing _Condition").
_
_10.  SERVICES
_
_     (a)  Landlord agrees to furnish to the Premises at all times
_during the Combined Term, water and electricity suitable for the _intended use of the Premises, heat and air conditioning necessary _for the intended use of the Premises, usual janitorial and _maintenance service and elevator service and all other services _specified in the Management Agreement. Landlord shall also _maintain and keep lighted the common stairs, entries and toilet _rooms in the Project.
_
_     (b)  Landlord shall not be liable for failure or
_interruption of utility services systems or services so long as _Landlord uses reasonable diligence to provide or restore such _services. Landlord may discontinue services due to accident, _repairs, strikes, acts of God, or any other event beyond the _reasonable control of Landlord; provided, however, that Landlord _shall diligently pursue the restoration of such services. In _such event, Landlord shall not be liable for such failure or _discontinuance, nor shall such failure or discontinuance be _construed as a constructive eviction of Tenant unless such _failure shall prevent Tenant from doing business for a period of _ten (10) calendar days, then such failure shall be an abatement _of Rent. Landlord's obligation to furnish systems for the _delivery of electricity and gas is further conditioned upon the _availability of adequate sources from the utility company _servicing the Project.
_
_     (c)  If heat-generating machines or equipment, including
_telephone equipment, are brought into the Premises after the _Commencement Date, which are in addition to the machines or _equipment that have been approved by Landlord and which affect _the temperature otherwise maintained by the air conditioning _system, Landlord reserves the right to install supplementary air _conditioning units in the Premises and the cost thereof, _including the reasonable cost of installation, and the cost of _operation and maintenance thereof, shall be paid by Tenant to _Landlord upon demand by Landlord. Landlord has reviewed the _equipment to be installed by Tenant in the Premises on the _commencement date of the Lease, which approved equipment is more _particularly described on EXHIBIT D (the "Approved Equipment") _and agreed that such equipment will not require supplementary air _conditioning units. Tenant will pay the costs for venting _noxious fumes, if any, from the Premises.
_
_     (d)  If Tenant shall require water or electric current in
_excess of that furnished or supplied for use of the Premises as _intended as of the Commencement Date of this Lease, Tenant shall _first procure the written consent of the Landlord, to the use _thereof and Landlord, in the event Landlord consents to the _excessive water or electric current usage, may cause a water _meter or electric current meter to be installed in the Premises, _so as to measure the amount of water and electric current _consumed for any such other use. The cost of any such meters and _of installation, maintenance and repair thereof, shall be paid _for by Tenant, and Tenant agrees to pay to Landlord promptly upon _demand therefore by Landlord for all such water and electric _current consumed, as shown by said meters, at the rates charged _for such services by the local public authority, or the local _public utility, as the case may be, furnishing the same, plus any _additional expense incurred keeping account of the water and _electric current so consumed.
_
_11.  TENANT REPAIRS AND ALTERATIONS
_
_     (a)  Except for the improvements and alterations
_contemplated by EXHIBIT D, Tenant shall not make any alterations, _additions or improvements to the Premises, or change any plumbing _or wiring exceeding the cost of $50,000 in any one calendar year _or any structural changes, without the prior written consent of _Landlord. Plans and specifications for such work shall be _submitted to and approved in writing by Landlord prior to _commencement of any such work. No fixtures shall be removed from _the Premises. Landlord shall have the right to approve Tenant's _contractors as well as the general manner and method in which _such work is to be performed. Prior to commencement of any work, _Tenant shall provide Landlord with insurance certificates _evidencing that all contractors and subcontractors have workmen's _compensation insurance, and builder's risk insurance in amounts _and with coverages satisfactory to Landlord. Any such new _alterations, additions or improvements, including wall covering, _paneling and built-in cabinet work, but excepting movable _furniture and trade fixtures, shall at once become a part of the _realty and belong to Landlord and shall be surrendered with the _Premises. Upon the expiration of the term hereof, Tenant shall, _upon written demand by Landlord, at Tenant's sole cost and _expense, remove any alterations, additions or improvements made _by Tenant, designated by Landlord to be removed at the time of _giving of its consent; and Tenant shall, at its sole cost and _expense, repair any damage to the Premises caused by such _removal, except that Tenant shall have no obligation to make any _repairs with respect to the removal of the assets purchased by _Tenant from Landlord as of the date of execution of this Lease. _Notwithstanding the preceding sentence, Tenant, upon expiration _of the Lease, shall have no obligation to remove the improvements _and alterations contemplated by EXHIBIT D, except that Tenant, at _Landlord's election by notice to Tenant given at least ninety _(90) days prior to Lease expiration, shall re-install (a) the _drop ceiling to a height of ten (10) feet in the _warehouse/storage area on the second level (such restoration to _consist of the ceiling grid and ceiling tiles, lights, fire _sprinklers, and HVAC diffusers and (b) the vinyl tile on the _floor of the warehouse/storage area. At least twenty (20) days _prior to the commencement of any work on the Premises for which _Landlord's consent is required hereunder, Tenant shall notify _Landlord of the names and addresses of the persons supplying _labor and materials so that Landlord may give notice that it _shall not be subject for any lien for Tenant's work, in _accordance with Colorado's mechanics' lien statutes. Landlord _shall have the right to keep posted on the Premises notice to _such persons in accordance with such statute.
_
_     (b)  Tenant shall pay or cause to be paid all costs for work
_done by or on behalf of Tenant or caused to be done by or on _behalf of Tenant on the Premises of a character which will or may _result in liens against Landlord's interest in the Premises or _the Project, or any part thereof and Tenant will keep the same _free and clear of all mechanics' liens and other liens on account _of work done for or on behalf of Tenant or persons claiming under _Tenant. Tenant hereby agrees to indemnify, defend and save _Landlord harmless of and from all liability, loss, damages, costs _or expenses, including attorneys' fees, incurred in connection _with any claims of any nature whatsoever for work performed for, _or materials or supplies furnished to Tenant, including lien _claims of laborers, materialmen or others. Should any such liens _be filed or recorded against the Premises or the Project with _respect to work done for or materials supplied to or on behalf of _Tenant or should any action affecting the title thereto be _commenced, Tenant shall cause such liens to be released of record _within twenty (20) days after notice thereof. If Tenant desires _to contest any such claim of lien, Tenant shall nonetheless cause _such lien to be released of record by discharge, bonding or the _posting of adequate security with a court of competent _jurisdiction as may be provided by Colorado's mechanics' lien _statutes. If Tenant shall be delinquent in paying any charge for _which such a mechanics' lien or suit to foreclose such a lien has _been recorded or filed and shall not have caused the lien to be _released as aforesaid, Landlord may (but without being required _to do so) pay such lien or claim and costs associated therewith, _and the amount so paid, together with interest thereon at the _Interest Rate and reasonable attorneys' fees incurred in _connection therewith, shall be immediately due from Tenant to _Landlord as Additional Rent.
_
_12.  PERSONAL PROPERTY TAXES
_
_     During the term hereof, Tenant shall pay prior to
_delinquency all personal property taxes assessed against and _levied upon fixtures, furnishings, equipment and all other _personal property of Tenant contained on the demised Premises, _and Tenant shall cause said fixtures, furnishings, equipment and _other personal property to be assessed and billed separately from _the real property of Landlord. In the event any or all of the _Tenant's fixtures, furnishings, equipment and other personal _property shall be assessed and taxed with the Landlord's real _property, the Tenant shall pay to Landlord its share of such _taxes within ten (10) days after delivery to Tenant by Landlord _of a statement, in writing accompanied by reasonable proof of the _allocation to personal property taxes set forth in such _statement, setting forth the amount of such taxes applicable to _the Tenant's property.
_
_13.  INDEMNITY
_
_     Tenant shall indemnify and hold harmless Landlord against
_and from any and all claims arising from Tenant's use of the _Premises or any claim arising from any breach or default on _Tenant's part under the terms of this Lease, or from any act, _omission, or negligence of Tenant, or any officer, agent, _employee, guest or invitee of Tenant, and from all costs, _attorneys' fees, and liabilities incurred in or about the defense _of any such claim or any action or proceeding brought thereon. _Tenant assumes all risk of damage to property or injury to _persons in, upon or about the Premises, from any cause other than _Landlord's negligence or the negligence of any person or entity _for whom Landlord is legally responsible. Tenant shall give _prompt notice to Landlord in case of casualty or accidents in the _Premises.
_
_     Landlord shall indemnify, hold harmless, and defend (with
_counsel reasonably acceptable to Tenant) Tenant from and against _any liabilities, claims, demands, obligations, responsibilities, _losses, damages, punitive damages, consequential damages, treble _damages, charges, costs and expenses (including without _limitation, attorneys', experts' and consultants' fees and costs _of investigation and feasibility studies), fines, penalties, and _monetary sanctions or interest which are incurred at any time _relating to the Landlord's use or ownership of the Premises that _(i) is the result of the existence of Landlord's operations on _the Premises; (ii) is the result of the existence Hazardous _Substances upon, about, or beneath the Premises prior to the _Commencement Date which are Pre-Existing Conditions as defined _above; or (iii) is the result of the existence of a violation of _Environmental Laws pertaining to the Premises that existed or _arose out of operations prior to the Closing Date (collectively _"Pre-Existing Liabilities"), that may be incurred by, imposed _upon, or asserted or awarded against Tenant, except for Pre- _Existing Liabilities attributable to the gross negligence or _willful misconduct of Tenant.
_
_14.  INSURANCE
_
_     Tenant shall procure and maintain at its own cost at all
_times during the term of this Lease and any extensions hereof, _fire, hazard and extended coverage insurance on Tenant's property _and the contents of the Premises in an amount not less than full _replacement value, comprehensive general liability insurance, _including coverage for bodily injury, property damage, personal _injury (employee and contractual liability, exclusions deleted), _products and completed operations, contractual liability, owner's _protective liability and broad form property damage with the _following limits of liability: One Million Dollars _($1,000,000.00) each occurrence combined single limit for bodily _injury, property damage and personal injury; One Million Dollars _($1,000,000.00) aggregate for bodily injury and property damage _for products and completed operations. All such insurance shall _be procured from a responsible insurance company authorized to do _business in Colorado and rated no lower by Best than A-, and _shall be otherwise satisfactory to Landlord. All such policies _shall name Landlord and Landlord's managing agent as an _additional insured only with respect to Tenant's negligence, and _shall provide that the same may not be canceled or altered except _upon thirty (30) days prior written notice to Landlord. All _insurance maintained by Tenant shall be primary to any insurance _provided by Landlord. If Tenant obtains any general liability _insurance policy on a claims-made basis, Tenant shall provide _continuous liability coverage for claims arising during the _entire term of this Lease, regardless of when such claims are _made, either by obtaining an endorsement providing for an _unlimited extended reporting period in the event such policy is _canceled or not renewed for any reason whatsoever or by obtaining _new coverage with a retroactive date the same as or earlier than _the expiration date of the canceled or expired policy. Tenant _shall provide certificate(s) of such insurance to Landlord upon _commencement of the Lease term and at least thirty (30) days _prior to any annual renewal date thereof and upon request from _time to time and such certificate(s) shall disclose that such _insurance names Landlord and Landlord's managing agent as an _additional insured, in addition to the other requirements set _forth herein. The limits of such insurance shall not, under any _circumstances, limit the liability of Tenant hereunder.
_
_     Landlord shall maintain during the Combined Term of this
_Lease liability insurance and all-risk fire, hazard and extended _coverage insurance on the Project in the amount of the _replacement value from insurance companies conforming to the _standards set forth in this paragraph 14. Landlord shall provide _certificate(s) of the insurance which Landlord is obligated to _carry hereunder to the Tenant upon the execution of this Lease, _and at least thirty (30) days prior to any annual renewal date _thereof, and upon request from time to time by Tenant, and such _certificate(s) shall disclose that such insurance complies with _the requirements set forth herein. The limits of such insurance _shall not, under any circumstances, limit the liability of _Landlord hereunder.
_
_15.  SUBROGATION
_
_     As long as their respective insurers so permit, Landlord and
_Tenant hereby mutually waive their respective rights of recovery _against each other for any loss or damage to property insured by _fire, extended coverage, or any other property insurance policies _existing for the benefit of the respective parties. The _foregoing waiver shall be in force only if both parties' _insurance policies contain a clause providing that such a waiver _shall not invalidate the insurance and such a policy can be _obtained without additional premiums.
_
_16.  LANDLORD REPAIRS
_
_     Landlord shall maintain all portions of the Project in good
_order, condition and repair, including without limitation the _roof, foundation, and floor slab thereof, and of any structural _portion of the Project which affects the Premises. There shall _be no abatement of Rent and no liability of Landlord by reason of _any injury to, or interference with, Tenant's business arising _from the making of any repairs, alterations or improvements _except as set forth in paragraphs 21 and 22 below.
_
_17.  COMMON AREAS
_
_     All Common Areas shall be at all times under Landlord's
_exclusive control but subject to the right of Tenant to use the _same at any time during the Term. Landlord shall keep common _areas in clean and orderly condition. The term "Common Areas" _means all the areas of the Project which are not intended for _renting and, instead, designed for the common use and benefit of _the Landlord and all of the tenants, their employees, agents, _customers, and invitees. The Common Areas include, but, are not _limited to, public restrooms, landscaped and vacant areas, _parking areas (other than the exclusive areas thereof), _driveways, walks, and curbs, and facilities appurtenant to each, _as such areas may exist from time to time.
_
_18.  SIGNAGE
_
_     Tenant may erect a sign on the door to the Premises and the
_entrance to the Project, provided that such sign shall meet all _applicable municipal sign codes and the plans of which shall have _been, previous to installation, submitted to Landlord for written _approval which approval shall not be unreasonably withheld or _delayed. All costs incurred in connection with any signage and _the installation thereof shall be paid by Tenant.
_
_19.  LIMITED LIABILITY
_
_     Landlord shall not be liable for any loss or damage
_resulting from: (a) fire, explosion, falling plaster, steam, _(gas, electricity, water or rain); (b) the pipes, appliances or _plumbing systems in the Project; (c) the roof, street, _subsurface; (d) any variation or interruption of utility services _so long as Landlord shall promptly use its best efforts to _restore same; (e) theft or other criminal acts of third parties; _or (f) any other cause whatsoever, unless due to the negligence _or willful misconduct of Landlord or any person or entity for _whom Landlord is legally responsible. Notwithstanding the _foregoing, Landlord shall remain liable for the breach of _contractual liabilities contained herein.
_
_20.  ASSIGNMENT AND SUBLETTING
_
_     (a)  Tenant shall not assign this Lease or sublet all or any
_part of the Premises without the prior written consent of _Landlord, which consent shall not be unreasonably withheld or _delayed. Landlord's consent to any requested assignment or _subletting shall be subject to the following conditions:
_
_          (i) Such consent and resulting subletting or assignment
_shall not relieve Tenant of its primary obligations hereunder, _including the obligation for payment of all Rent due hereunder;
_
_          (ii) Landlord, at its option and from time to time, may
_collect the rent from the subtenant or assignee, and apply the _net amount collected to the rent herein reserved, but no such _collection shall be deemed an acceptance by Landlord of the _subtenant or assignee as the tenant hereof, or a release of _Tenant from further performance of covenants on the part of _Tenant herein contained;
_
_          (iii) Any such subtenant or assignee shall be a company
_or other entity of good repute, engaged in a business or _profession compatible with and in keeping with the standards of _the Project and financially capable of performing its obligations _with respect to the Premises;
_
_     (b)  In the event of any assignment of this Lease or
_subletting of all or any part of the Premises by Tenant without _Landlord's consent when Landlord's consent is required hereunder, _Landlord in addition to any rights contained herein, shall have _the right to collect and receive the excess of rent due to Tenant _from such sublessee or assignee over the Rent charged to and due _from Tenant hereunder;
_
_     (c)  All subleases or assignments shall be in writing and a
_copy thereof provided to Landlord within ten (10) days prior to _its effective date. All subleases shall further contain an _express provision that in the event of any default by Tenant _under this lease and upon notice thereof to the subtenant from _Landlord, all rentals payable by the subtenant shall be paid _directly to Landlord for the Tenant's account until subsequent _notice from Landlord that such default has been cured. _Notwithstanding the foregoing, receipt by Landlord of rent _directly from the subtenant shall not be considered a waiver of _the default on the part of Tenant, nor an acceptance of such _subtenant.
_
_     (d)  Any attempted assignment or subletting without
_Landlord's prior written consent, when Landlord's consent is _required hereunder, shall be wholly void and shall constitute a _breach of this Lease. Acceptance of Rent by Landlord from anyone _other than Tenant shall not be construed as a release of Tenant _from any obligation or liability under this Lease. The consent _of Landlord to an assignment or underletting shall not be _construed to relieve Tenant from obtaining the written consent of _Landlord to any further assignment or underletting.
_
_     (e)  Notwithstanding anything in this Lease to the contrary:
_
_          i)   Tenant shall have the right to assign this Lease
_or to sublet all or any portion of the Premises, whether _expressly or by operation of law (including without limitation by _merger, consolidation, reorganization or the like) without the _requirement of Landlord's consent, as follows:
_
_               a)   To any corporation or entity which is a
_               parent, subsidiary or affiliate of Tenant;
_
_               b)   To any corporation or entity resulting from a
_               merger or consolidation, or the formation of a
_               joint venture or partnership; or
_
_               c)   By a transfer of stock, whether or not a
_               controlling interest, in Tenant;
_
_               d)   or to M/A-COM.
_
_          ii)  In no event shall any officer, director or
_shareholder of Tenant at any time be liable for any of Tenant's _obligations under this Lease except to the extent such officer, _director or shareholder shall be an assignee of this Lease or _shall have executed a separate instrument of guaranty of this _Lease.
_
_21.  DAMAGE BY CASUALTY
_
_     (a)  Subject to Subsections (b), (c) and (d) of this
_paragraph, in the event the Premises are damaged by fire or other _casualty, Landlord shall repair such damage. This Lease shall _remain in full force and effect, except that Tenant shall be _entitled to a proportionate abatement of Base Rent and Additional _Rent based upon the extent to which the Premises are not usable.
_     (b)  If the Premises are totally damaged, or if the Project
_is so damaged that Landlord shall decide to demolish it, then _Landlord or Tenant may elect to terminate the Lease by written _notice to the other given within forty-five (45) days following _such fire or other casualty.
_
_     (c)  In case of any damage mentioned in this Section 21
_Tenant may cancel this Lease by written notice to Landlord if _Landlord has not substantially completed the making of the _required repairs within forty-five (45) days from the date of _damage, which period shall be extended by the number of days lost _in the event of labor strikes, acts of God, or any other similar _causes beyond the control of Landlord; provided, however, that _such notice be given to Landlord prior to substantial completion _of the required repairs.
_
_     (d)  Landlord shall not be required to make any repairs or
_replacements of any leasehold improvements or fixtures, installed _by or the personal property of Tenant. Landlord's obligation to _make any repairs or replacement to or of the Project or the _Premises shall be limited by the insurance proceeds received and _Landlord shall not be required to make such repairs or _replacement the total cost of which exceeds the actual insurance _proceeds received.
_
_22.  EMINENT DOMAIN AND CONDEMNATION
_
_     (a)  TOTAL CONDEMNATION.  If the whole of the Premises shall
_be taken by condemnation or eminent domain, then the term hereof _shall cease as of the day of the vesting of title or as of the _day possession shall be so taken, whichever is earlier.
_
_     (b)  PARTIAL CONDEMNATION.  If only a portion of the Project
_but none of the Premises is taken by condemnation or eminent _domain, this Lease shall continue in full force and effect as _written and Landlord shall restore the Project to the extent _practicable. If a portion of the Premises is taken, Landlord or _Tenant shall be entitled to terminate this Lease, effective on _the day of vesting of title or the day possession is taken, _whichever is earlier, upon giving written notice to the other _within ninety (90) days from the taking.
_
_     (c)  DAMAGES.  In the event of any taking, Landlord shall be
_entitled to any and all awards and/or settlements which may be _given, and Tenant shall have no claim for the value of any _unexpired term of this Lease. Tenant shall have the right to _claim from the condemning authority a separate award for damage _to Tenant's business and moving expense.
_
_23.  ENTRY BY LANDLORD
_
_     Landlord and its agents shall have the right to enter the
_Premises at all reasonable times during normal business hours _(except in the case of emergency) for the purpose of examining or _inspecting the same, to supply janitorial services and any other _service to be provided by Landlord hereunder, to show the same to _prospective purchasers or Tenants of the building, and make such _alterations, repairs, improvements or additions to the Premises _or to the Project as Landlord may deem necessary or desirable _which do not materially interfere with the Tenant's business. If _during the last month of the term hereof Tenant shall have _removed all of its property therefrom, Landlord may immediately _enter and alter, renovate, and redecorate the Premises without _elimination or abatement of rent or incurring liability to Tenant _for any compensation. Landlord, during the entire term of this _Lease, shall have the right, upon ninety (90) days prior written _notice to Tenant, to change the name, number or designation of _the Project without liability to Tenant.
_
_24.  DEFAULT BY TENANT
_
_     (a)  EVENT OF DEFAULT DEFINED.  The following events (herein
_referred to as an "Event of Default") shall constitute a default _by Tenant hereunder (with respect to the Events of Default listed _in subsections (ii) through (iii) below, Landlord shall give _Tenant a written notice of default and Tenant shall have thirty _(30) days to cure such default):
_
_          (i)  Tenant shall default in the due and punctual
_payment of Rent, or any amounts payable hereunder, and such _default shall continue for ten (10) days after written notice to _Tenant of the default, unless otherwise specifically provided _herein.
_
_          (ii) Tenant shall vacate or abandon the Premises.
_
_          (iii) If this Lease shall be assigned or sublet in
_violation of paragraph 20.
_
_          (iv) This Lease or the Premises, or any part thereof,
_shall be taken upon execution or by any other process of law _directed against Tenant, or shall be taken upon or subject to any _attachment at the instance of any creditor or claimant against _Tenant, and any such taking or attachment shall not be discharged _or disposed of within ninety (90) days after the levy thereof.
_
_          (v) Tenant shall file a petition in bankruptcy or
_insolvency or for reorganization or arrangement under the _bankruptcy laws of the United States, or under any insolvency act _of any state, or shall voluntarily take advantage of any such law _or act by answer or otherwise, or shall be dissolved or shall _make an assignment for the benefit of creditors.
_
_          (vi) Involuntary proceedings under any such bankruptcy
_law or insolvency act, or for the dissolution of Tenant shall be _instituted against Tenant, or a receiver or trustee shall be _appointed for all or substantially all of the property of Tenant, _and such proceedings shall not be dismissed or such receivership _or trusteeship vacated within ninety (90) days after such _institution or appointment.
_
_          (vii) Tenant shall fail to perform any of the other
_agreements, terms, covenants or conditions herein on Tenant's _part to be performed, and such nonperformance shall continue for _a period of thirty (30) days after notice thereof by Landlord to _Tenant, or if such performance cannot be reasonably had within _such thirty (30) day period, Tenant shall not, in good faith have _commenced such performance within such thirty (30) day period and _shall not diligently proceed therewith to completion;
_
_     (b)  REMEDIES.  In the event of any such Event of Default,
_Landlord may at any time thereafter, in its sole discretion, with _or without further notice or demand and without limiting Landlord _in the exercise of a right or remedy which Landlord may have by _reason of such default or breach, elect to pursue one or more of _the following remedies:
_
_          (i) Re-enter and take possession of the Premises or any
_part thereof and repossess the same as Landlords' former estate _without prejudice to any remedies for arrears of rent or _preceding breach of covenants or conditions. Should Landlord _elect to re-enter the Premises as provided in this (i) or should _Landlord take possession pursuant to legal proceedings or _pursuant to any notice provided for by law, Landlord may, from _time to time, without terminating this Lease, re-let the Premises _or any part hereof in Landlord's or Tenant's name, but for the _account of Tenant, for such term or terms (which may be greater _or less than the period which would otherwise have constituted _the balance of the term of this Lease) and on such conditions and _upon such other terms (which may include concessions of free rent _and alteration and repair of the Premises) as Landlord, in its _discretion, may determine, and Landlord may collect and receive _the rents therefore. No such reentry or taking possession of the _Premises by Landlord shall be construed as an election on _Landlord's part to terminate this Lease unless a written notice _of such intention be given to Tenant. No notice from Landlord _hereunder or under a forcible entry and detainer statute or _similar law shall constitute an election by Landlord to terminate _this Lease unless such notice specifically so states. Landlord _reserves the right following any such re-entry and/or reletting, _to exercise its right to terminate this Lease by giving Tenant _such written notice in which event, this Lease will terminate as _specified in said notice.
_
_          (ii) In the event that Landlord does not elect to
_terminate this Lease as permitted in subparagraph (1) hereof, but _on the contrary, elects to take possession as provided in _subparagraph (1), Tenant shall pay to Landlord: (1) the Rent and _other sums as herein provided, which would be payable hereunder _if such repossession had not occurred, less (b) the net proceeds, _if any, of any reletting of the Premises after deducting all of _Landlord's reasonable expenses in connection with such reletting, _including without limitation all repossession costs, brokerage _commissions, legal expenses, attorneys' fees, expenses of _employees, alteration and repair costs and expenses of _preparation for such reletting.
_
_          (iii) In the event this Lease is terminated, subject to
_Landlord's duty to mitigate damages, Landlord shall be entitled _to recover forthwith against Tenant as damages for loss of the _bargain and not as a penalty, an aggregate sum which, at the time _of such termination of this Lease, represents the excess, if any, _of the aggregate of the Rent and all other sums payable by Tenant _hereunder that would have accrued for the balance of the term _over the aggregate rental value of the Premises (such rental _value to be computed on the basis of a lessee paying not only _Rent to Landlord for the use and occupation of the Premises, but _also such other charges as are required to be paid by Tenant _under the terms of this Lease) for the balance of such term, both _discounted to present worth at the rate of eight percent (8%) per _annum. Alternatively, at Landlord's option, Tenant shall remain _liable to Landlord for damages in an amount equal to the Rent _(including Base Rent and Additional Rent) and other sums arising _under the Lease from the balance of the term had the Lease not _been terminated, less the net proceeds, if any, from any _subsequent reletting, after deducting all expenses associated _therewith and as enumerated above. Landlord shall be entitled to _receipt of such amounts from Tenant monthly on the days on which _such sums would have otherwise been payable.
_
_25.  SUBORDINATION AND ATTORNMENT
_
_     This Lease is subordinate to any mortgage or deed of trust
_now or hereafter placed on the Project and to any renewal, _modification, consolidation, replacement or extension of such _mortgage or deed of trust and the addition of any other mortgage _or deed of trust granted after the date of execution of this _Lease, provided that, and only in the event that, the holder of _such mortgage grants to Tenant the right to continued quiet _enjoyment in the event of a foreclosure of the mortgage. Within _five (5) days after written request by Landlord, Tenant shall _execute any documents which may be desirable to conform the _subordination of this Lease. Landlord shall obtain subordination _and non-disturbance agreements from lenders when requested to do _so. Tenant agrees that in the event of a sale, transfer, or _assignment of the Landlord's interest in the Project or any part _thereof, including the Premises, to attorn to and to recognize _such sale, transfer or assignment and such purchaser, transferee, _assignee or mortgagee as Landlord under the Lease. The successor _in interest of the Landlord under this Lease shall be subject to _Tenant's rights under this Lease and Tenant's rights hereunder _shall continue undisturbed while no Event of Default has _occurred. Each party agrees to execute a separate agreement _confirming the provisions of this paragraph upon written request _but the failure to do so shall not affect the provisions of this _paragraph. In the event of any sale or transfer of the Project _by Landlord, Landlord shall be relieved of all liability _hereunder ONLY with respect to matters arising or accruing after _the date of such sale or transfer in connection with the _performance or observance, or the failure or refusal to perform _or observe, any obligation of the Landlord under, pursuant to, or _in connection with this Lease required to be performed at any _time after the date of such sale or transfer.
_
_26.  ESTOPPEL CERTIFICATE
_
_     Landlord and Tenant shall, at any time and from time to time
_upon not less than ten (10) days prior written notice from the _other, execute, acknowledge and deliver to the other a statement, _in writing, certifying that this Lease is unmodified and in full _force and effect (or, if modified, stating the nature of such _modification and certifying that this Lease, as so modified, is _in full force and effect) and the dates to which rental and other _charges are paid in advance, if any, and acknowledging that there _are not, to the certifying party's knowledge, any incurred _defaults on the part of the other party hereunder, or specifying _such defaults if any are claimed. It is expressly understood and _agreed that any such statements may be relied upon by prospective _purchaser or encumbrancer of all or any portion of the real _property of which the Premises are a part. Landlord's or _Tenant's failure to deliver such statement within such time shall _be conclusive upon such party that this Lease is in full force _and effect, without modification, except as may be represented by _the other party, that there are no incurred defaults in the other _party's performance and that no more rental has been paid in _advance except as provided in this Lease.
_
_27.  ABANDONMENT
_
_     If Tenant shall abandon, vacate or surrender said Premises,
_or be dispossessed by process of law, or otherwise, any personal _property belonging to Tenant and left on the Premises shall be _deemed to be abandoned, at the option of Landlord, thirty (30) _days after written notice to Tenant. All such abandoned property _may be appropriated, sold, stored, destroyed or otherwise _disposed of by Landlord as permitted by law.
_
_28.  BROKERS
_
_     Each party hereby agrees to indemnity and hold the other
_harmless of and from any and all loss, costs, damages or expenses _(including, without limitation, all attorney's fees and _disbursements) by reason of any claim of or liability to any _broker or person claiming through the indemnitor and arising out _of or in connection with the negotiation, execution and delivery _of this Lease. Additionally, indemnitor acknowledges and agrees _that indemnitee shall have no obligation for payment of any _brokerage fee or similar compensation to any person with whom _indemnitor has dealt or may in the future deal with respect to _leasing of any additional or expansion space in the Project or _renewals or extensions of this Lease.
_
_29.  NOTICE
_
_     All notices shall be in writing, delivered personally or
_mailed, postage prepaid, certified or registered mail, return _receipt requested, addressed as set forth below, or to such other _place as either party may designate by notice:
_
_To Landlord at:     Cray Computer Corporation
_                    1110 Bayfield Road
_                    Colorado Springs, CO
_                    Attention:
_
_With Copies to:     Holland & Hart
_                    P.O. Box 8749
_                    Denver, CO  80201
_                    Attn:  David Butler
_
_to Tenant at:       Quantum Corporation
_                    333 South Street
_                    Shrewsbury, MA 41545
_                    Attn: Thomas H. Dill
_
_30.  GENERAL PROVISIONS
_
_     (a)  The waiver by Landlord of any term, covenant or
_condition herein contained shall not be deemed to be a waiver of _any subsequent breach. The acceptance of Rent shall not be _deemed to be a waiver of any default by Tenant.
_
_     (b)  The headings to the sections of this Lease shall have
_no effect upon the construction or interpretation of any part
_hereof.
_
_     (c)  Time is of the essence.
_
_     (d)  The covenants and conditions herein contained bind the
_heirs, successors, executors, administrators, and assigns-of the
_parties hereto.
_
_     (e)  Neither Landlord nor Tenant shall record this Lease,
_but both parties shall execute, at the request of either party a _short form memorandum hereof which may be recorded at the _election of either party.
_
_     (f)  Upon Tenant paying the Rent reserved hereunder and
_observing and performing all of the covenants, conditions and _provisions on Tenant's part to be observed and performed _hereunder, Tenant shall have quiet possession of the Premises for _the entire term hereof, subject to all the provisions of this _Lease.
_
_     (g)  Whenever Landlord grants or withholds its consent or
_exercises its discretion hereunder, Landlord agrees to exercise _it in a reasonable manner and without unreasonable delay.
_
_     (h)  Defined terms as used herein shall have the meanings
_defined in this Lease or in that certain Transaction Agreement _dated July 21, 1995 by and between Landlord and Tenant _("Transaction Agreement").
_
_     (i)  If Tenant is a corporation, each individual executing
_this Lease on behalf of said corporation represents and warrants _that he is duly authorized to execute and deliver this Lease on _behalf of said corporation, in accordance with the bylaws and _resolutions of said corporation, and that this Lease is binding _upon said corporation.
_
_     (j)  No remedy or election hereunder shall be deemed
_exclusive but shall, whenever possible, be cumulative with all _other remedies at law or in equity.
_
_     (k)  This Lease shall be governed by the laws of the State
_of Colorado.
_
_     (l)  In the event of any action or proceeding brought by
_either party against the other under this Lease, the prevailing _party shall be entitled to recover court costs and attorneys' _fees.
_
_     (m)  This Lease contains all of the agreements of the
_parties hereto with respect to any matter covered or mentioned in _this Lease, and no prior agreements or understanding pertaining _to any such matters shall be effective for any purpose. No _provision of this Lease may be amended or added to except by an _agreement in writing signed by the parties hereto or their _respective successors in interest.
_
_     (n)  This Lease and the obligations of the Landlord or
_Tenant hereunder shall not be affected or impaired because the _Landlord or Tenant is unable to fulfill any of its obligations _hereunder or is delayed in doing so, if such inability or delay _is caused by reason of strike, labor troubles, acts of God, or _any other cause beyond the reasonable control of the Landlord or _Tenant provided however that Tenant shall not be relieved or _excused from the payment of installments of Rent hereunder by _such event or shall such installments be delayed.
_
_     (o)  Any provision of this Lease which shall prove to be
_invalid, void, or illegal shall in no way effect, impair, or _invalidate any other provision hereof and such other provision _shall remain in full force and effect.
_
_     (p)  The submission or delivery of this document for
_examination and review does not constitute an option, an offer to _lease space in the Project or an agreement to lease. This _document shall have no binding effect on the parties unless and _until executed by both Landlord and Tenant.
_
_     (q)  Landlord reserves the absolute right to effect such
_other tenancies in the Project as Landlord, in the exercise of _its sole business judgment, determines to best promote the _interest of the Project. Tenant does not rely on the fact, nor _does Landlord represent, that any specific tenant or number of _tenants shall, during the term of this Lease, occupy any space in _the Project. This Lease and the Transaction Agreement is and _shall be considered to be the only agreement between the parties _hereto and their representatives and agents. All negotiations _and oral agreements acceptable to both parties have been merged _into and are included herein, the Transaction Agreement, and all _documents, instruments and agreements given in connection _therewith. There are no other representations or warranties _between the parties other than as contained in the Transaction _Agreement and all reliance with respect to representations is _solely upon the representations and agreements contained in this _Lease and the Transaction Agreement.
_
_     (r)  Notwithstanding anything contained in this Lease to the
_contrary, Landlord shall not lease or use any portion of the _Project for uses involving high-impact equipment (i.e. which _creates detectable vibrations within the Premises) or which _involves chemical processes generating toxic or noxious fumes _which may adversely affect the "clean rooms" located in the M/A- _Com Premises.
_
_     (s)  M/A-COM shall have a right of general access to and
_within the Premises in connection with the control of specific _items, systems or operations which affect the operation, use, or _occupancy of the M/A-COM Premises, and/or any of the equipment or _improvements contained therein. Without implied limitation, the _foregoing shall include the exclusive right of M/A-COM to have _access to and control of that portion of the Delta D.D.C. _Programmable Controller which controls the HVAC affecting the _"clean rooms" in the Premises.
_
_     (t)  M/A-COM shall have a limited right of access in favor
_of its officers, directors, employees, agents and invitees, _through the main entrance of the Project located in the Premises, _and through so much of the Premises as is necessary for access to _the M/A-Com Premises, such right to be utilized only in _connection with visitors, customers, V.I.P.s and other unusual _circumstances, such access expressly to exclude day to day use by _Tenant's employees.
_
_     (u)  Landlord shall deliver the Premises to Tenant together
_with the following items which Tenant shall be entitled to use _during the Combined term:
_
_          i)   For an additional sum of $10,208.33 per month:
_
_               Mail room and fixtures; conference room furniture
_               and white boards; shipping/receiving dock material
_               handling equipment, including pallet jacks,
_               forklift, shipping scale and racking; 125 cubicle
_               office set ups and 27 enclosed office set ups;
_               personnel lockers; and 8 copying machines.
_
_          ii)  For no additional consideration: cafeteria
_               kitchen; seating areas and related equipment
_               (including return of kitchen equipment currently
_               located offsite); fire protection and security
_               systems (except computer room Halon system);
_               Liebert power conditioners; UPS systems; and
_               Liebert AC units as necessary to support light
_               manufacturing process.
_
_     (v)  From time to time, upon reasonable prior oral notice to
_Tenant, and without interfering with the conduct of Tenant's _business therein, M/A-COM shall have the right to use the loading _dock located in the Premises, solely for purposes reasonably _requiring a loading dock larger than that located in the M/A-Com _Premises.
_
_     (w)  In the event that Landlord shall be in default of any
_of its obligations under this Lease during the Combined Term, _including without implied limitation payment to lienholders and _mortgagees and Landlord shall fail to cure any such default _within 30 days after written notice from tenant and then except _in a case of emergency or imminent damage to Tenant's property or _business in which event Tenant may proceed to cure immediately, _Tenant may, but shall be under no obligation to, cure such _default for and on behalf of Landlord. Tenant may not offset _against any amounts due Landlord hereunder the amounts paid by _Tenant in connection with any such cure; however, Tenant shall _have all of its other rights and remedies in connection thereto _available hereunder at law or in equity, including the right to _record and enforce a first priority lien against the Project, _which Landlord hereby grants, for the amounts paid by Tenant in _connection with any such cure, together with interest and _collection costs, pursuant to the Order Under 11 U.S.C. S 363 and _Federal Rule of Bankruptcy Procedure 6004(c) Authorizing the Sale _of Certain Assets and the Leases of Certain Property to M/A-COM, _Inc. ("M/A-COM") and Quantum Corporation ("Quantum") Free and _Clear of Liens and Encumbrances.
_
_     (x)  With respect to the rights reserved to M/A-COM in
_subsections (s), (t), and (v), M/A-COM shall have the right of _specific performance in the event of any failure on the part of _Tenant to comply.
_
_
_     IN WITNESS WHEREOF, the parties hereto have executed this
_Lease as of the date first above written.
_
_
_                         LANDLORD:
_
_                         CRAY COMPUTER CORPORATION, debtor in
_                         possession under Bankruptcy Court filing
_                         95-12697-CEM
_
_
_                         By: Terry A. Willkom
_                         Its: President
_
_
_
_                         TENANT:
_
_                         QUANTUM CORPORATION
_
_
_                         By:  Andy Kryder
_                         Its: General Counsel and
_                                Assistant Secretary
_